Filed pursuant to Rule 497(a)
Registration No. 333-231089
Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Hercules Capital, Inc. (Ticker: HTGC), with ratings* of Baa3 (Stable) by Moody’s and BBB+ (Stable) by Kroll, has asked Goldman Sachs & Co. LLC and SMBC Nikko to organize a series of fixed income investor telephonic calls. These calls will take place on Wednesday, September 8th and Thursday, September 9th. Goldman Sachs & Co. LLC will be coordinating logistics and a NetRoadshow will be made available. A capital markets transaction may follow, subject to market conditions.

Hercules Capital, Inc. will be represented by:

•	Scott Bluestein: Chief Executive Officer, Chief Investment Officer, President and Director

•	Seth Meyer: Chief Financial Officer

•	Melanie Grace: General Counsel, Chief Compliance Officer and Secretary

•	Steven Zagoren: Treasurer

Call Schedule:

Wednesday, September 8th

9:00am-9:45am ET

10:00am-10:45am ET

11:00am-11:45am ET

12:00pm-12:45pm ET

1:00pm-1:45pm ET

Thursday, September 9th

9:00am-9:45am ET

10:00am-10:45am ET

11:00am-11:45am ET

12:00pm-12:45pm ET

1:00pm-1:45pm ET

This announcement is for your information only and is not intended to be used by anyone other than you. This announcement does not constitute an offer to sell or a solicitation of an offer to buy securities. Hercules Capital, Inc.’s shelf registration statement is on file with and has been declared effective by the Securities and Exchange Commission. Any offering of securities by Hercules Capital, Inc. may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. If Hercules Capital, Inc. were to conduct an offering of securities in the future, a preliminary prospectus supplement, together with an accompanying prospectus, would be filed with the Securities and Exchange Commission, which would contain information about Hercules Capital, Inc. and should be read carefully before investing.

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*	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

ANY DISCLAIMER OR OTHER NOTICE THAT MAY APPEAR BELOW IS NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED (OTHER THAN ANY STATEMENT RELATING TO THE IDENTITY OF THE LEGAL ENTITY AUTHORIZING OR SENDING THIS COMMUNICATION IN A NON-US JURISDICTION).SUCH DISCLAIMER OR NOTICE WAS AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.